Change in Functional and Presentation Currency (Details)	12 Months Ended
Dec. 31, 2021
Change In Functional And Presentation Currency Abstract
Functional and presentation currency description	All monetary assets and liabilities previously reported in Canadian dollars have been translated into United States dollars as at February 1, 2021 and December 31, 2020 using the period-end noon exchange rates of 0.782 CAD/USD and 0.770 CAD/USD, respectively. As a practical measure, the non-monetary assets and liabilities and comparative shareholders’ equity (deficit) balances were translated at historical rates. The comparative statements of net loss and cash flows were translated at a quarterly average of 0.745 CAD/USD for the year ending December 31, 2020. All resulting exchange differences have been recognized in the foreign currency translation reserve.